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                                                                    Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report and to all references to our firm included in or made a part of this registration statement on Form S-8.



                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP




Los Angeles, California
June 20, 1997